Exhibit 99.1

FOR IMMEDIATE RELEASE

PROLOGIS’ NEKRITZ AND MCKEOWN TO RETIRE; NEW CLO AND CHRO ANNOUNCED

Briones and Carey to join company’s executive committee on Jan. 1, 2025

SAN FRANCISCO (May 22, 2024) – Prologis (NYSE: PLD) today announced Ed Nekritz and Colleen McKeown will retire as chief legal officer and chief human resources officer, effective January 1, 2025. Current Deputy General Counsel Deborah Briones and Senior Vice President of Human Resources Nathaalie Carey will succeed Nekritz and McKeown. Nekritz and McKeown will continue to serve as senior advisors to the company in 2025. These changes are part of the company’s long-term and ongoing succession planning.

New Visionary Leaders

Briones has been with Prologis for nearly 20 years, joining the company in 2004. Today, as managing director and deputy general counsel, she leads the corporate, energy, mobility, Essentials and Latin America legal teams and government affairs initiatives at the company. As chief legal officer and general counsel, Briones will be responsible for overseeing the strategy and execution of all legal aspects of the global business, including corporate, strategic capital and Essentials transactions, corporate governance, legal operations and innovation, government affairs, compliance and litigation.

Carey joined Prologis in 2022 and leads the company’s U.S., LATAM and EU human resources business operations as well as the global Diversity, Equity, Inclusion and Belonging (DEIB) programs. As CHRO, she will be responsible for the company’s HR strategy to support its growth. This includes managing workforce development and organizational design and overseeing all HR functions, including talent acquisition and development, employee relations, compensation, information systems and employee benefits.

“We are excited to welcome Deborah and Nathaalie to our senior management team,” said Hamid R. Moghadam, co-founder, chairman and CEO of Prologis. “They are both experienced leaders and subject matter experts who will help the company continue to rapidly grow – both from a profit and talent perspective.”

Celebrating the Legacy

Nekritz has had an enormous hand in helping to shape Prologis during his 30-year tenure, initially joining as the company’s first lawyer and general counsel. Under his leadership, the Prologis legal department actively supports the company’s growth as key business partners while protecting the global brand. Nekritz leads a diverse team, focused on legal, strategic capital, risk management and compliance, environmental and government/community affairs. He has been a critical partner in the company’s M&A activities over his three decades of service as well as significantly contributing to the company’s global expansion. As president of the Prologis Foundation, he has spearheaded Prologis’ community involvement and corporate citizenship efforts.

“Ed has been an integral part of our company’s growth over the years,” said Moghadam. “He was one of the Prologis leaders who helped steer the organization through the global financial crisis, putting the company in a position to combine with AMB in 2011 in a transformational merger. Our management team, the board of directors and the company have benefitted from his thoughtful guidance and counsel on a wide variety of issues over the years.”

Nekritz said: “It’s been an honor to serve as the chief legal officer and general counsel for thirty years and be part of the team that has built the best real estate business on the planet. I have been privileged to work with people who bring innovation, integrity and passion to everything they do. I can’t wait to see what the future holds for Prologis.”

McKeown joined Prologis in 2018 to help modernize the company’s HR function as well as with the goal of helping plan for and execute on a thoughtful and long-term succession plan. She also helped lead the company through the pandemic, prioritizing people and culture during a tumultuous time.

“We are grateful for Colleen’s leadership and partnership as we have made significant changes to our senior management team in recent years,” said Moghadam. “She has been highly focused on our culture and talent acquisition, helping the company attract and retain the best people in the industry. She also was instrumental in guiding the company and supporting our employees during the challenges of the COVID-19 pandemic.”

“Prologis stands out in the industry as a company that thinks outside of the box,” said McKeown. “After a long career in tech, it’s been exciting to contribute to Prologis’ growth and culture.

Nekritz, McKeown, Briones and Carey will work together during this transition period to support a smooth transition for customers, shareholders, employees and other key stakeholders.

ABOUT PROLOGIS

Prologis, Inc. is the global leader in logistics real estate with a focus on high-barrier, high-growth markets. At March 31, 2024, the company owned or had investments in, on a wholly owned basis or through co-investment ventures, properties and development projects expected to total approximately 1.2 billion square feet (115 million square meters) in 19 countries. Prologis leases modern logistics facilities to a diverse base of approximately 6,700 customers principally across two major categories: business-to-business and retail/online fulfillment.

FORWARD-LOOKING STATEMENTS

The statements in this document that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate as well as management’s beliefs and assumptions. Such statements involve uncertainties that could significantly impact our financial results. Words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates” including variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future—including statements relating to rent and occupancy growth, acquisition and development activity, contribution and disposition activity, general conditions in the geographic areas where we operate, our debt, capital structure and financial position, our ability to earn revenues from co-

investment ventures, form new co-investment ventures and the availability of capital in existing or new co-investment ventures—are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) international, national, regional and local economic and political climates and conditions; (ii) changes in global financial markets, interest rates and foreign currency exchange rates; (iii) increased or unanticipated competition for our properties; (iv) risks associated with acquisitions, dispositions and development of properties, including the integration of the operations of significant real estate portfolios; (v) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings; (vii) risks related to our investments in our co-investment ventures, including our ability to establish new co-investment ventures; (viii) risks of doing business internationally, including currency risks; (ix) environmental uncertainties, including risks of natural disasters; (x) risks related to global pandemics; and (xi) those additional factors discussed in reports filed with the Securities and Exchange Commission by us under the heading “Risk Factors.” We undertake no duty to update any forward-looking statements appearing in this document except as may be required by law.

CONTACTS

Investors: Prologis Investor Relations

Media: Prologis Corporate Communications